Exhibit 10.3.8.4

SECOND AMENDMENT

TO

EMPLOYMENT AGREEMENT

BY AND AMONG

WESTAFF SUPPORT, INC., WESTAFF, INC., AND DWIGHT S. PEDERSEN

The Employment Agreement effective as of January 14, 2002 by and among Westaff Support, Inc. (the “Company”), Westaff, Inc. (“Westaff”), and Dwight S. Pedersen (the “Executive”) and amended effective June 30, 2003 is hereby further amended as follows effective June 30, 2004:

The second sentence of Section 3.(a) is hereby deleted and replaced with the following sentence:

“The current annual Base Salary to be paid Executive shall be Four Hundred Thousand Dollars ($400,000), less withholdings required by law and agreed upon deductions, if any.”

All other terms and conditions of the above-referenced Employment Agreement shall remain in full force and effect unless otherwise amended herein.

EXECUTIVE:

/s/ Dwight S. Pedersen
Dwight S. Pedersen

COMPANY:
WESTAFF SUPPORT, INC.

By:	/s/ W. Robert Stover
W. Robert Stover

Title: Chairman of the Board

WESTAFF:
WESTAFF, INC.

By:	/s/ W. Robert Stover
W. Robert Stover

Title: Chairman of the Board